UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2019 (July 13, 2019)

MARIZYME, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27237	82-5464863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2950 E. Harmony Rd., Suite 255, Fort Collins, CO 80528	80528
(Address of principal executive offices)	(Zip Code)

(925) 400-3123
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Officers

On July 13, 2019, the board of directors of Marizyme, Inc. (“Company”) appointed Mr. Nicholas P. DeVito as Interim Chief Executive Officer and Interim Chief Financial Officer.

Mr. DeVito, age 56, has 32 years of experience in finance, engineering and operations in a variety of industries including oil & gas, telecommunications, alternative energy, manufacturing and consumer products. Most recently he served as Sr. Director of Accounts at Synchronoss Technologies, Chief Operating Officer for Xtreme Oil & Gas (OTCBB:XTOG) successfully reorganizing the company and completing the filings to begin public trading. Mr. DeVito has served as VP of Business Development and as CEO of several subsidiaries in Tellium (NASDAQ:ZHNE), a highly successful telecommunications equipment manufacturer that sold optical switching products and completed an IPO. He consulted to several public and private companies acting to improve operations and grow sales. Finally, he spent 14 years at AT&T and Bell Laboratories. He has a BSEE and MSEE from Columbia University and an MBA in Management from New York University. Mr. DeVito brings his financial, operational and acquisition experience to the Board along with his leadership and investor relations skills. He has the ability to establish the vision and managing the execution of business plans, growth goals, creating value for stockholders, and achieving a successful exit.

The newly appointed officers were appointed until their successors are duly elected and qualified. There are no arrangements or understandings between the newly appointed officers and any other persons pursuant to which they were selected as officers. There are no family relationships among the newly appointed officers and our directors or officers. There has been no transaction, nor is there any currently proposed transaction, between any newly appointed officers and the Company that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, FC Global Realty Incorporated has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2019	MARIZYME, INC.

	By:	/s/ Nicholas P. DeVito
Nicholas P. DeVito
Interim Chief Executive Officer